EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of Amerex Group, Inc. (the “Company”), on Form 10-Q for the quarter ended September 30, 2007, I hereby certify solely for the purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the report fairly presents, in all materials respects, the financial condition and results of operations of the Company.
Date: November 16, 2007

/s/ Nicholas J. Malino
Print Name:	Nicholas J. Malino
Title:	Chief Executive Officer